J.P. MORGAN INVESTOR FUNDS

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

(each, a “Fund” and collectively the “Funds”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 23, 2016 to the

Summary Prospectuses dated November 1, 2015

Upcoming Portfolio Manager Changes. James Sexton will be retiring from J.P. Morgan Investment Management Inc. on May 31, 2016. Mr. Sexton will continue to serve on the portfolio management team for each of the Funds until his retirement.

Effective June 1, 2016, the portfolio manager information for the Funds in the section titled “Management” in the Funds’ “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Executive Director
Michael Loeffler	2005	Executive Director
Nicholas D’Eramo	2014	Vice President
Pete Klingelhofer	2015	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-SPRO-INV-PM-316